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                                                                     EXHIBIT 4.1



                       [ISTA PHARMACEUTICALS, INC. LOGO]

                              ISTA PHARMACEUTICALS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                             CUSIP 695621 00 7
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
THIS CERTIFIES THAT


is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 EACH, OF

========================== ISTA PHARMACEUTICALS, INC. ==========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                     [ISTA PHARMACEUTICALS CORPORATE SEAL]


/s/ J.C. MACRAE                                                  EDWARD H. DANSE

    ASSISTANT SECRETARY                                                PRESIDENT



COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

BY                  TRANSFER AGENT AND REGISTRAR


                    AUTHORIZED SIGNATURE
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                           ISTA PHARMACEUTICALS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --as tenants in common              UNIF GIFT MIN ACT- _________ Custodian _________
     TEN ENT  --as tenants by the entireties                          (Cust)              (Minor)
     JT TEN   --as joint tenants with right of                       under Uniform Gifts to Minors
                survivorship and not as tenants                      Act ____________
                in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.

 For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE.
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE OF
 ASSIGNEE)

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Shares on the Books of the within named
Corporation with full power of substitution in the premises.

Dated
     -------------------------



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                       THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
               NOTICE: PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                       CHANGE WHATEVER


Signature(s) Guaranteed:



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THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17Ad-15